UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 13, 2018

HMS Income Fund, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction	814-00939 (Commission	45-3999996 (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas (Address of principal executive offices)		77056-6118 (Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

First Quarter 2019 Distributions

With the authorization of its board of directors, HMS Income Fund, Inc. (the "Company") recently declared distributions for the period from January 1, 2019 to March 31, 2019 with respect to shares of its common stock, par value $0.001 per share (the "Common Stock"). These distributions will be calculated based on stockholders of record each day from January 1, 2019 through March 31, 2019 in an amount equal to $0.00191781 per share of Common Stock per day. Distributions will be paid on the first business day following the completion of the month to which they relate and will be paid in cash or reinvested in Common Stock for those participating in the Company’s distribution reinvestment plan.

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to items such as the timing of payment of distributions are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the risks described in the "Risk Factors" section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 and quarterly reports filed on Form 10-Q filed with the Securities and Exchange Commission. All forward-looking statements contained in this Current Report on Form 8-K are made only as of the date of this Current Report on Form 8-K and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMS Income Fund, Inc.

December 17, 2018	By:	/s/ David M. Covington
Name: David M. Covington
Title: Chief Accounting Officer and Treasurer